EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Nicholas Galeone, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the UBS Commercial Mortgage Trust 2017-C6 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Wells Fargo Bank, National Association, as Master Servicer, Rialto Capital Advisors, LLC, as Special Servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Pentalpha Surveillance LLC, as Operating Advisor, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant, National Tax Search, LLC, as Servicing Function Participant, KeyBank National Association, as Primary Servicer, Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as Primary Servicer, Wells Fargo Bank, National Association, as Primary Servicer for the Meridian Sunrise Village Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Meridian Sunrise Village Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Meridian Sunrise Village Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Meridian Sunrise Village Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Meridian Sunrise Village Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Meridian Sunrise Village Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Meridian Sunrise Village Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Burbank Office Portfolio Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the Burbank Office Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Burbank Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Burbank Office Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Burbank Office Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Burbank Office Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Burbank Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Griffin Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Griffin Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Griffin Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Griffin Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Griffin Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Griffin Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Griffin Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the DoubleTree Wilmington Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the DoubleTree Wilmington Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the DoubleTree Wilmington Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the DoubleTree Wilmington Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the DoubleTree Wilmington Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the At Home Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the At Home Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the At Home Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the At Home Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the At Home Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Chelsea Multifamily Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Chelsea Multifamily Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Chelsea Multifamily Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Chelsea Multifamily Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Chelsea Multifamily Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Bass Pro & Cabela's Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Bass Pro & Cabela's Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Bass Pro & Cabela's Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Bass Pro & Cabela's Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Bass Pro & Cabela's Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Bass Pro & Cabela's Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Bass Pro & Cabela's Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the 2U Headquarters Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the 2U Headquarters Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the 2U Headquarters Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 2U Headquarters Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 2U Headquarters Mortgage Loan, KeyBank National Association, as Primary Servicer for the Yorkshire & Lexington Towers Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Yorkshire & Lexington Towers Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Yorkshire & Lexington Towers Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Yorkshire & Lexington Towers Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Yorkshire & Lexington Towers Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Logan Town Center Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Logan Town Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Logan Town Center Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Logan Town Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Logan Town Center Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Logan Town Center Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Logan Town Center Mortgage Loan, KeyBank National Association, as Primary Servicer for the HRC Hotels Portfolio Mortgage Loan, KeyBank National Association, as Special Servicer for the HRC Hotels Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the HRC Hotels Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the HRC Hotels Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the HRC Hotels Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Belden Park Crossing Mortgage Loan, KeyBank National Association, as Special Servicer for the Belden Park Crossing Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Belden Park Crossing Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Belden Park Crossing Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Belden Park Crossing Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Belden Park Crossing Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Belden Park Crossing Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the National Office Portfolio Mortgage Loan, KeyBank National Association, as Special Servicer for the National Office Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the National Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the National Office Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the National Office Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the National Office Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the National Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Marketplace at Four Corners Mortgage Loan, KeyBank National Association, as Special Servicer for the Marketplace at Four Corners Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Marketplace at Four Corners Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Marketplace at Four Corners Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Marketplace at Four Corners Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Marketplace at Four Corners Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Marketplace at Four Corners Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the 111 West Jackson Mortgage Loan, LNR Partners, LLC, as Special Servicer for the 111 West Jackson Mortgage Loan prior to May 6, 2020, Argentic Services Company LP, as Special Servicer for the 111 West Jackson Mortgage Loan on and after May 6, 2020, Wells Fargo Bank, National Association, as Trustee for the 111 West Jackson Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 111 West Jackson Mortgage Loan, and Park Bridge Lender Services LLC, as Operating Advisor for the 111 West Jackson Mortgage Loan.

Dated: March 15, 2021

/s/ Nicholas Galeone

Nicholas Galeone

President

(senior officer in charge of securitization of the depositor)